SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


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                                 ATC FUNDS, INC.


                (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                   THE WATER FUND, a series of ATC Funds, Inc.
                 THE EDUCATION FUND, a series of ATC Funds, Inc.
                          125 Lincoln Avenue, Suite 100
                         Santa Fe, New Mexico 87501-2052
                                 1-866-375-7008

                   Information Statement And Notice Of Meeting


                                 APRIL 11, 2002


TO THE SHAREHOLDERS:

On February 21, 2002, at an in-person meeting of the Board of Directors ("Board") of ATC Funds, Inc. ("Company"), the Board took the following actions, each of which is subject to shareholder approval:


(1) Nominated each of the current members of the Board to continue to serve as a Director of the Company.

(2) Amended the Company's investment advisory agreement with Avalon Trust Company ("Avalon Trust" or "Adviser") pursuant to which Avalon Trust provides investment advisory services to The Water Fund and The Education Fund (collectively "Funds").

(3) Reinstated a plan of distribution pursuant to Rule 12b-1 (the "12b-1 Plan") and approved a related distribution agreement with Unified Financial Securities, Inc. ("Unified') for continuance. The 12b-1 Plan and distribution agreement permit the payment by the Funds of an annual fee of 0.25% of their assets for distribution services.


(4) Redesignated certain investment restrictions, now designated as fundamental investment restrictions, as non-fundamental restrictions; modified certain other investment restrictions and clarified the extent to which the Funds may concentrate investments in the securities of companies engaged in a single industry, all in order to afford the Funds more flexibility in responding to changes in the markets in which each is designed to invest.

(5) Approved the engagement of McCurdy & Associates as the Company's auditor for the current fiscal year.

(6) Approved the submission of all of the above to shareholders for their approval.


A Special Meeting of the Company's shareholders ("Meeting") will be convened on April 30, 2002 at The Greyhorse Inn, 4350 Fauquier Avenue, The Plains, Virginia 20198. At the Meeting, each of the matters noted above will be submitted for the approval of the shareholders of The Water Fund and The Education Fund. The document you now hold - technically, an "Information Statement" - describes each of the actions taken by the Board and the basis for their decision. As of February 28, 2002, the "Record Date," over 75% of the shares of The Water Fund and The Education Fund were beneficially owned or controlled by a single individual, and the Company's management believes that each of the Board's actions will be ratified and approved. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Shareholders of record on the Record Date ("Record Owners") of the Company are entitled to attend, and vote their shares at the Meeting. It is the recommendation of the Board that those shareholders who attend the Meeting vote in favor of each of the matters noted above. This Statement of Information was mailed to Record Owners on or about April 11, 2002.

The Education Fund and The Water Fund's most recent annual reports for the fiscal years ended November 30, 2001 and December 31, 2001, respectively, have been previously delivered to shareholders of the respective Funds. Shareholders may obtain additional copies of such reports without charge by writing to the Company c/o Unified Fund Services, Inc. 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 1-866-375-7008.


                                        By Order of the Board of Directors,



           THIS DATE OF THIS INFORMATION STATEMENT IS APRIL 11, 2002.
                         THIS IS NOT A PROXY STATEMENT.

                                 THE WATER FUND
                               THE EDUCATION FUND

                          125 Lincoln Avenue, Suite 100
                         Santa Fe, New Mexico 87501-2052
                                 1-866-375-7008

                              INFORMATION STATEMENT


                                 APRIL 11, 2002

This information statement is being furnished to the shareholders of The Water Fund and The Education Fund (collectively, the "Funds", and individually, a "Fund") each a series of the Company, in connection with the Meeting. The Company, an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), was incorporated in Maryland on July 16, 1998. The Company's principal executive offices are located at 125 Lincoln Avenue, Suite 100, Santa Fe, New Mexico 87501-2052.

The matters to be considered at the Meeting and the Fund to which each relates are set forth in the table below. The Board has recommended that shareholders vote "FOR" each proposal.


                                                                 Water     Record Date     Education    Record Date
No.                           Action                             Fund        Shares          Fund         Shares
---                           ------                             ----        ------          ----         ------


1    Election of Directors                                         X      1,096,589.161        X        292,019.463

2    Approval of Amended Advisory Agreement                        X      1,096,589.161        X        292,019.463

3    Approval of Rule 12b-1 Plan and related distribution          X      1,096,589.161        X        292,019.463
     agreement

4    Approval of modifications in various investment policies      X      1,096,589.161       --            --
     for The Water Fund

5    Approval of modifications in various investment policies     --          --               X        292,019.463
     for The Education Fund

6    Ratification of engagement of independent auditor             X      1,096,589.161        X        292,019.463

Proposal No. 1: Election of Directors (All Funds)
-------------------------------------------------

The individuals listed in the table below have been nominated to serve as members of the Company's Board. All of these nominees currently serve on the Company's Board and have done so since the dates indicated in the table. Each has consented to continue to serve as a Director if elected by shareholders. Those individuals who are designated as persons who are not "interested persons" of the Company as that term is defined in the 1940 Act currently serve as "Independent Directors" and will continue to do so following their election. The business address of each of the Company's officers and directors is 125 Lincoln Avenue, Suite 100, Santa Fe, N.M. 87501-2052.

DIRECTORS. The following table sets forth certain information about each of the nominees.

                                                                                         Number of
                         Positions held                                                 Funds in the    Other Directorships
                            with the                Principal Occupation(s)               Company        Held By Director
 Name, Address, Age         Company                 During the Past 5 Years               Overseen
---------------------------------------------------------------------------------------------------------------------------
Roger Decort,**          President,        Self-employed  financial  adviser  since          2          Decorte, Inc.;
Age: 62                  Chairman          1987, serving high net worth individuals.                    Vancadia Capital
                         (since            Chief Executive Officer of  Avalon  Trust                    Corp.
                         12/1/00)          Company since 1998. In 1999, founded  and
                                           currently  serves  as  Chief  Executive
                                           Officer of  Vancadia Capital Corporation,
                                           Vancouver,  British Columbia,  a Canadian
                                           Merchant Bank.

Earl H. Douple, Jr.**    Director          1985 - present;  Treasurer  and  Business         2          Kinloch  Farms,
Age: 52                  (since)           Manager of Canopy, Inc., The Plains,  VA,                    Inc.;  The  Plains
                         12/1/00)          a  financial  consulting  firm.  Formerly                    Redevelopment
                                           Managing Partner, Smothers &  Douple  Law                    Corp.; Canopy, Inc.
                                           Firm, Washington, DC.

Robert J. Nurock,        Director*         Retired  since  1999.   From  1982 - 1999         2          None
Age: 64                  (since            served as  President,  Market  Strategist
                         12/1/00)          for  Investor's  Analysis, Inc., Santa Fe
                                           New Mexico, an  investment consultant and
                                           advisory  company  offering  investment
                                           services to institutions and individuals.

James E. Hughes, Jr.,    Director*         Founder of a law partnership  in New York         2          The  Mary  Lasker
Esq.,                    (since            City,  Hughes and Whitaker,  specializing                    Charitable  Trust;
Age: 59                  7/16/01)          in the representation of private  clients                    The  Albert  & Mary
                                           throughout the world.                                        Lasker  Foundation;
                                                                                                        Salute  to  the
                                                                                                        Seasons;  The  Fox
                                                                                                        Foundation;  BBR
                                                                                                        Investments;  The
                                                                                                        Rohan Private Trust
                                                                                                        Company

John E. Young, CFA,      Director*         Retired  in  1999  after  31 years in the         2          Santa  Fe  Animal
Age: 65                  (since            investment industry. Experience  includes                    Shelter
                         7/16/01)          14  years  as  a  partner  in  a  private
                                           investment  counseling  firm and 12 years
                                           as Chief  Investment  Officer  for  three
                                           state  funds,  including  the  Teacher
                                           Retirement System of Texas, 15th  largest
                                           pension  fund  in  the  world.  Currently
                                           serves  on  the  Investment Committee for
                                           the United States Military Academy and as
                                           investment advisor to  two Santa Fe-based
                                           non-profit organizations.


------------
* A person who is not an "interested person" of the Company as that term is defined in the 1940 Act.

** Messrs. Decort and Douple are deemed "interested persons" of the Company. Mr. Decort is an officer of Avalon Trust Company, which serves as the investment adviser to The Water Fund and The Education Fund. Mr. Douple serves as a Trustee for a trust that is the record owner of more than 5% of the outstanding shares of Avalon Trust Company.


PLEASE REFER TO THE TABLE THAT APPEARS UNDER THE HEADING "OTHER MATTERS" IN THIS INFORMATION STATEMENT.


ABOUT THE BOARD OF DIRECTORS. The Board is responsible for the overall management of the Company and for supervision of the various organizations that provide services to the Company and its Funds. The Board generally conducts regular meetings four times a year and may hold special meetings as the need arises. Meetings may be held by telephone or in person except as otherwise required under the 1940 Act with respect to certain matters. During the calendar year ended December 2001, the Board held five meetings. Each of the board members attended at least 75% of the meetings held during their tenure on the Board. Each Independent Director receives a fee of $2,000 annually and $150.00 for each Board meeting attended, plus reimbursement for out-of-pocket expenses for serving in that capacity. Directors generally hold office until their successors are elected and qualified. A Director of the Company may resign or may be removed by a vote of the holders of a majority of the outstanding shares of the Company at any time.

The table below sets forth the compensation received by each of the directors in connection with their services on the Company's board during each Fund's last fiscal year.

                                   Aggregate       Pension/Retirement    Estimated Annual   Total Compensation
              Name               Compensation           Benefits             Benefits        from the Company
              ----               ------------           --------             --------        ----------------
                              For Board Service                                              upon Retirement
                              -----------------                                              ---------------

Roger Decort                         None                 None                 None                 None

Earl H. Douple                      $2,150                None                 None                 None

Robert J. Nurock                    $2,750                None                 None                 None

James E. Hughes, Jr., Esq.          $2,300                None                 None                 None

John E. Young, CFA                  $2,300                None                 None                 None

DIRECTOR OWNERSHIP OF SECURITIES OF THE COMPANY. The table below sets forth information about each Director's beneficial ownership interest in shares of the Funds as of February 28, 2002.(1) The information shown includes shares held directly by the indicated Director and shares held by members of his immediate family.

                      Roger Decort    Earl H. Douple(2)    Robert J. Nurock    James E. Hughes, Jr.    John E. Young
                      ------------    -----------------    ----------------    --------------------    -------------

The Water Fund              c                 a                    a                     a                   b
The Education Fund          a                 a                    a                     a                   b
Total                       c                 a                    a                     a                   b


(1)  a = None; b = $1 - $10,000;  c = $10,001 - $50,000; d = $50,001 - $100,000;
     e = Over $100,000

(2) Mr. Douple serves as a Trustee for a trust that is the record owner of more than 5% of the outstanding shares of Avalon Trust Company. Please refer to the table that appears under the heading "Other Matters" in this Information Statement.

Individuals who serve as Independent Directors (and/or members of their immediate families and organizations with which such individuals may be associated) may be shareholders of the Funds and/or investment advisory or trust clients of the Adviser, or may have established other routine retail relationships with organizations or companies affiliated with the Adviser.

Proposal No. 2: Investment Advisory Agreement (All Funds)
---------------------------------------------------------

The current advisory agreement ("Current Agreement") was last approved by the Board at a meeting held on December 4, 2001 and by the Company's then sole shareholder on December 13, 2000. That agreement provides for the payment to the Advisor of a fee, payable monthly and calculated daily at the annual rate of 1.00% of each Fund's average daily net assets; under normal conditions, such fee is calculated in the same manner as each Fund's net asset value per share is calculated. In the event, however, a Fund does not calculate its net asset value per share, the Current Agreement provides that the Adviser's fee will be based on the net asset value per share last calculated by the Funds. The amendment to the investment advisory agreement ("Amended Agreement") that was approved by the Board at its meeting on February 21, 2002, deletes this alternate basis for calculating the Adviser's fee, but in all other respects, is identical to the current agreement. (See Appendix A.) In all other respects, the terms of both the current and the Amended Agreement are the same, and each agreement provides that the Adviser (i) manages the investment operations of the Funds in accordance with the Funds' investment policies and restriction and furnishes an investment program for the Funds, (ii) is subject to the overall supervision and review of the Board; (iii) is not liable for any loss suffered by the Funds or shareholders as a consequence of any act or omission in connection with its services except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Amended Advisory Agreement. The Amended Advisory Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds. The Amended Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

At its meeting on February 21, 2002, the Board unanimously approved the Amended Advisory Agreement. In doing so, the Board took into consideration that the only change from the agreement currently in effect is the change described above; the investment performance achieved by the Adviser as presented at such meeting and in the annual report to the shareholders of each Fund; and the Adviser's commitment to each Fund's unique investment focus. The Board also considered that the initial term of the current agreement would not expire until December 1, 2002; that the amendment would serve only to clarify the fact that the fee payable to the Adviser will always be calculated in a manner that is consistent with the manner in which the net asset value per share of each of the Funds is calculated; and that the fee payable, and the services rendered, under the Amended Advisory Agreement are each the same as those set forth in the Current Agreement, as well as in the prospectus relating to each Fund. THE AMENDED AGREEMENT WILL NOT CHANGE THE CURRENT EXPENSES PAID BY THE FUNDS, THE EXPENSE RATIO OF THE FUNDS OR THE FEE RECEIVED BY AVALON TRUST COMPANY. FURTHER INFORMATION ABOUT AVALON TRUST
COMPANY, ITS FEES AND THE EXPENSE RATIOS OF THE FUNDS APPEARS IN THIS INFORMATION STATEMENT UNDER THE HEADING "ABOUT THE ADVISER." If approved by the Funds' shareholders, the Amended Advisory Agreement will take effect immediately after the Meeting. The Amended Advisory Agreement will remain in effect for two years from the date it becomes effective, unless earlier terminated, and will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Independent Directors.

About the Adviser.
------------------
Avalon Trust, whose principal offices are located at 125 Lincoln Avenue, Suite 100, Santa Fe, New Mexico 87501, has served as the investment adviser to both The Water Fund and The Education Fund since their inception. The Adviser is an independent trust company incorporated and operating under the laws of the State of New Mexico. The Adviser is also registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser's principal business and occupation is to provide fiduciary trust services, financial management services and investment advisory services to individuals, foundations, and other institutions throughout the United States. The Adviser's officers are Roger Decort, President & Chief Executive Officer; Owen M. Quattlebaum, Senior Vice President and Chief Investment Officer; Katherine W. Oakley, Senior Vice President and Secretary; Christine McDermott, Vice President; C. Richard Anderson, Vice President and Chief Financial Officer; and Elizabeth VanArsdel, Assistant Vice President and Trust Officer. Approximately 100% of the Adviser's outstanding securities are beneficially held by Andrea Currier, who may be deemed to control the Adviser within the meaning of the 1940 Act. For its investment advisory services, the Adviser is entitled to receive a fee of 1.00% of each of the Fund's average daily net assets. For The Water Fund's fiscal year commencing January 1, 2001 and ending December 31, 2001, The Water Fund paid advisory fees of $94,156.87 to the Adviser. For The Education Fund's fiscal year ending November 30, 2001, The Education Fund paid advisory fees of $19,722.53.

Avalon Trust also provides certain administrative and oversight services for the Company and each of the Funds pursuant to an Operating Services Agreement between the Company and Avalon Trust. The fee payable to Avalon Trust under that agreement is calculated daily and paid monthly at an annual rate of 0.50% of each of the Fund's average daily net assets. As permitted under the Operating Services Agreement, Avalon Trust has, at its own expense, engaged Unified Fund Services, Inc. ("UFS"), an affiliate of the principal underwriter, to furnish certain services. UFS' principal offices are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204. The Adviser has, in the past, also received a fee of .25% of each Fund's average daily net assets for distribution services and it is proposed that such fee be reinstated. This matter is set forth in Proposal 3.


If Proposals 2 and 3 are approved by the Funds' shareholders, the expenses of The Water Fund and The Education Fund will be as shown in the tables below. SUCH EXPENSES ARE UNCHANGED FROM THOSE DESCRIBED IN THE PROSPECTUS RELATING TO THE RESPECTIVE FUNDS.


The table below describes the fees and expenses you may pay if you buy and hold shares of THE EDUCATION FUND:


Annual Fund Operating Expenses
------------------------------
(expenses that are deducted from Fund assets, as a percentage of average net assets)

Management Fees .....................................................      1.00%

Distribution and Servicing (12b-1) Fees .............................      0.25%

Other Expenses ......................................................      0.50%
                                                                         ------

Total Annual Fund Operating Expenses ................................      1.75%

EXAMPLE: This example below is intended to help you compare the cost of investing in The Education Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in The Education Fund for the time periods indicated, reinvest all dividends and distributions, and then REDEEM all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Education Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year ...............  $  718
                         3 Years ..............  $1,071
                         5 Years ..............  $1,447
                         10 Years .............  $2,499

The table below describes the fees and expenses you may pay if you buy and hold shares of THE WATER FUND:


Annual Fund Operating Expenses
------------------------------
(expenses that are deducted from Fund assets, as a percentage of average net assets)

Management Fees .....................................................      1.00%

Distribution and Servicing (12b-1) Fees .............................      0.25%

Other Expenses ......................................................      0.50%
                                                                         ------

Total Annual Fund Operating Expenses ................................      1.75%

EXAMPLE: This example below is intended to help you compare the cost of investing in The Water Fund with the cost of investing on other mutual funds. It assumes that you invest $10,000 in The Water Fund for the time periods indicated, reinvest all dividends and distributions, and then REDEEM all your shares at the end of those periods. The Example also assumes a 5% return each year and that The Water Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year ...............  $  718
                         3 Years ..............  $1,071
                         5 Years ..............  $1,447
                         10 Years .............  $2,499


Proposal No. 3: Distribution Plan Pursuant to Rule 12b-1 and Related
--------------- ----------------------------------------------------
                Distribution Agreement (All Funds)
                ----------------------------------

At the Meeting, shareholders of the Funds will be asked to approve both a Plan of Distribution ("Proposed Plan") pursuant to Rule 12b-1 under the 1940 Act relating to the Funds and a related distribution agreement ("Distribution Agreement") with the Funds' principal underwriter, Unified Financial Securities, Inc. ("Unified"), the principal offices of which are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204. The distribution arrangements contemplated under the Proposed Plan and the Distribution Agreement are substantively the same as the distribution arrangements described in the prospectuses relating to the Funds. Shareholder approval is being sought at this time in order to assure the continued effectiveness of these arrangements in light of the circumstances noted below.

The Proposed Plan is identical in all material respects to the distribution plan ("Prior 12b-1 Plan") which is described in each of the prospectuses relating to each of the Funds and which expired in December 2001. At its meeting on February 21, 2002, the Board approved the Proposed Plan in order to reinstate the Funds' distribution arrangements and not to change the nature of such arrangements or the fees payable by the Funds under such arrangements. Under the 1940 Act, however, the approval of the Funds' shareholders is required for such reinstatement to be effective. If approved by the shareholders, the Proposed Plan will become effective immediately upon its approval and will continue in effect from year to year, provided such continuance is approved at least annually by the Board in the manner required by Rule 12b-1 under the 1940 Act and the terms of the Proposed Plan itself. Both the Prior 12b-1 Plan and the Proposed Plan permit each of the Funds to pay an annual fee of up to 0.25% of their assets for distribution services, including fees payable under the Unified Agreement. Both the Prior 12b-1 Plan and the Proposed Plan (i) prohibit amendments that materially increase payments permitted absent shareholder approval; (ii) prohibit material amendments without shareholder approval; (iii) provide for termination at any time without payment of any penalty by vote of a majority of the Independent Directors of the Company or by the shareholders on 60 days written notice; (iv) provide for termination in the event of assignment; and (v) provide that, during the effective period, the selection and nomination of the Independent Directors will be committed to the discretion of the Independent Directors.

Under the Distribution Agreement, to which the Adviser, the Company and Unified are parties, the Adviser (not the Company) pays Unified a minimum annual fee of $15,000 for services as the Company's principal underwriter and without regard to actual expenses incurred by Unified in providing services under the Distribution Agreement. The Distribution Agreement first became effective on
December 1, 2000 following its initial approval by the Board and by the Company's then sole shareholder on December 13, 2000. The Distribution Agreement will remain in effect for two years from its effective date in accordance with its terms and Section 15(b) of the 1940 Act. The Distribution Agreement may also be deemed a contract that is "related" to the Company's plan of distribution under Rule 12b-1 and, accordingly, the Distribution Agreement was considered and re-approved by the Board at its meeting held on February 21, 2002 and in connection with the Board's review of the Company's overall distribution arrangements and the Proposed Plan, in particular.1 In considering the Proposed Plan and the related Distribution Agreement, the Board reviewed, among other things, the manner in which the Proposed Plan and Distribution Agreement will promote sales of shares of the Funds and the alternative methods of increasing the Funds' assets and thus potentially decreasing the expenses associated with the operation of the Funds. In this regard, the Board was informed as to management's proposal to impose a maximum sales charge of 5.00% on sales of shares of the Funds, which charges (i) would be subject to waivers and reductions under certain circumstances; (ii) would not be applicable to purchases by current shareholders; and (iii) would be payable to

--------
1 Each of the Company's Independent Directors and all of those directors who are have no financial interest in any compensation paid pursuant to the Proposed Plan or the Distribution Agreement, concurred in this approval.

broker-dealer firms who have entered into dealer agreements with Unified. The Board was also informed as to the services that Unified will perform in connection with such new distribution channel. The Board also considered the potential benefits of the Rule 12b-1 Plan to shareholders and determined that there is a reasonable likelihood that the Proposed Plan will benefit the Funds and their shareholders.

Introduction to Proposals relating to Investment Policies and Restrictions of
-----------------------------------------------------------------------------
the Funds
---------

The 1940 Act requires that a mutual fund adopt policies with respect to certain matters and to change those policies only with the consent of the shareholders of the mutual fund. These matters include policies relating to investments in real estate, investments in commodities, industry concentration, borrowing, issuing senior securities, underwriting the securities of others and making loans. Investment restrictions relating to these matters are considered to be "fundamental policies" and may be changed only with the approval of the shareholders of the mutual fund. Any other investment restrictions or policies adopted by a mutual fund may, but are not required to, be fundamental. Of course, non-fundamental policies are binding on the mutual fund and its adviser, but may be modified by a vote of the mutual fund's board of directors.

The investment restrictions to which The Water Fund and The Education Fund are currently subject were adopted by the Company's predecessor and virtually all were designated as "fundamental policies." While the policies themselves are, in most cases, consistent with the manner in which The Water Fund and The Education Fund are managed, several of these polices are not required to be fundamental under the 1940 Act and, in some cases, may limit the ability of the Funds to respond to economic changes affecting the industries and market sectors in which they are designed to invest. For example, the restriction on investment in real estate could limit the ability of The Water Fund to acquire water rights, even if the Adviser and the Board believed such an investment would further the investment goals of The Water Fund. Accordingly, the Board has considered and approved a proposal that will, if approved by the Fund's shareholders, redesignate those investment policies not required to be fundamental under the 1940 Act as "non-fundamental" policies and thus subject to change by the Board alone.

In addition, the Board has approved restatements of certain of the Company's investment restrictions so as to clarify and, in some cases, relax existing restrictions. These modifications, applicable to both The Water Fund and The Education Fund, are:

     (i) elimination of the absolute prohibition on the issuance of senior securities in favor of language that would permit the Funds to rely upon the express provisions of the 1940 Act, rules promulgated by the Securities and Exchange Commission ("SEC") (or exemptive relief granted to the Company by the SEC). If this change is approved at the Meeting, the Board would be able, without further approval of shareholders, to establish multiple classes of shares in accordance with the provisions of Rule 18f-3 under the 1940 Act.
     (ii) elimination of the prohibition on the acquisition by the Funds of investment company securities in favor of language that would permit the Funds to rely upon the express provisions of the 1940 Act, rules promulgated by the SEC (or exemptive relief granted to the Company by the SEC). This change, which does not require the approval of the Funds' shareholders, assures that the Funds are permitted to invest in common investment vehicles (such as money market funds and publicly traded unit investment trusts) in the manner contemplated by the 1940 Act.
     (iii) restatement of the investment focus of each of The Education Fund and The Water Fund and the circumstances under which each Fund may concentrate its investment in a particular industry and to make such policies "fundamental" policies of the Company.

Taken together, the actions of the Board are designed to allow the Company additional flexibility, subject to the overall supervision of the Board and the requirements of the 1940 Act, in responding to changes in the markets in which the Funds are designed to invest. It is important to note, however, that the Adviser has no present intention of proposing to the Board any change in the manner in which either The Water Fund or The Education Fund are managed or to implement any program for the distribution of shares of either Fund.

Shareholders of The Water Fund and The Education Fund should also be aware of the fact that the Adviser intends to ask the Company's Board to change the name of The Water Fund and The Education Fund. Under rules promulgated by the SEC, a mutual fund whose name suggests that portfolio investments will be made primarily in a single industry or group of industries, may continue to use that name only if the fund adopts a policy requiring at least 80% of its assets to be invested in such industry or sector. The SEC has also expressed the view that a portfolio company may not be considered to be a part of an industry unless, for example, it derives at least 50% of its revenues or profits from activities in the specified industry. Although the Adviser recognizes the purpose of these rules, the Adviser believes that they are inapplicable to either The Water Fund or The Education Fund; that the names of the Funds are designed to express an ideal - the investment potential of water-related and education-related businesses; and that the Company organized these Funds on the premise that the economic potential of water-related and education-related products and services have yet to be recognized by either the business community or the investment markets. Nevertheless, management has undertaken to present to the Board a proposal that the name of each of the Funds be changed so as to assure that the Adviser may take significant positions in companies that it believes are "Education Companies" or "Water Companies" as the case may be, but that do not necessarily derive 50% or more of revenues or profits from their Education or Water related activities.

Proposal No. 4: Proposal Relating to the Investment Policies of The Water Fund.
------------------------------------------------------------------------------

The Water Fund's investment objective is long-term growth of capital. Under normal circumstances, at least 85% of The Water Fund's net assets will be invested in equity securities and securities convertible into equity securities issued by "Water Companies." For the purposes of this limitation, "Water
Companies" means companies whose products and/or services are likely, in the judgment of the Adviser, to contribute to the availability or distribution of clean water and the preservation and development of water resources. The Water Fund may invest in large capitalization companies (i.e. companies with market capitalizations in excess of $10 billion), mid-cap issuers (i.e. companies with capitalizations of between $2 and $10 billion) and/or small cap issues (i.e. companies with market capitalizations of less than $2 billion). The Water Fund may invest in companies located anywhere in the world but not more than 25% of its total assets may be invested in securities that are traded exclusively on foreign exchanges.

"Water Companies" include publicly traded water utility and/or water utility management companies; companies that produce and/or supply bottled drinking water; companies engaged in the production of water purification supplies or development of products and technologies to enhance our ability to preserve and develop water resources; companies engaged in the production and development of hydro-electric power. Companies that are engaged in the production, maintenance or repair of equipment used for water transport, water cleansing, water recycling, treatment and supply and those engaged in research and development of the world's oceanic and marine resources would also be considered "Water Companies." The Fund's current prospectus states, however, that companies engaged in the production of water equipment or oceanic research must derive at least 51% of their annual revenues from such activities if the Fund's holdings of their shares is to be counted towards the 85% threshold for investment in Water Companies, and the Fund's Statement of Additional Information contains a corresponding investment restriction that is designated as a fundamental policy of the Fund.

Management of the Fund has determined that the presence of the 51% "water related revenue" threshold in the Fund's investment policies and as disclosed in the Fund's current prospectus is inappropriate. First, there are at present only a very small number of issuers that can meet 51% threshold, and few of these are involved in the production of water equipment or oceanic research. Further, management believes that, as assets of the Fund increase, it will be increasingly difficult for the Fund to maintain a portfolio that is sufficiently diversified to assure that the Fund will be treated as a "regulated investment company" for Federal income tax purposes. It should also be noted that, at the inception of the Fund, Fund management was not subject to the 51% "water revenue" threshold in making any investment decision. Finally, The Water Fund was founded based on the notion that, while the number of companies currently providing water-related products and services is small, and the contribution of water-related business lines to the "bottom line" is generally not substantial at this time, such product lines will become increasingly important and profitable as the economic importance of caring for the Earth's water resources becomes more widely recognized.

At the Meeting, the shareholders of The Water Fund will be asked to amend the Fund's fundamental investment restrictions so as to eliminate the 51% "water-related revenue" test for water equipment and oceanic research companies. This change, which will give the Adviser additional flexibility in identifying potential investments for the Fund, will not be effective until a change in the Fund's name is approved by the Company's Board. Shareholders will also be asked
(i) to approve those clarifications and modifications summarized in the introduction to this Proposal No.4; and (ii) to redesignate certain fundamental restrictions as "non-fundamental" -- again, as summarized in the introduction to this Proposal 4.

Set forth below is a full listing of the Fund's investment restrictions, marked to indicate the change or clarification proposed to be made. Those restrictions that are designated as "fundamental" will be subject to change only with the approval of the Fund's shareholders; those designated as "non-fundamental" may be changed by the Board and do not require the approval of the Fund's shareholders. If approved, these restrictions will replace those currently in effect. Note that in the text below, underscored language indicates new language designed clarify the scope of an existing restriction; language shown in "strikethrough" text reflects the language to be deleted. An asterisk denotes those restrictions that are currently designated as fundamental policies of the Fund and are to be redesignated as non-fundamental. Also note that each such redesignation, change or clarification, will be vote on separately at the Meeting, unless otherwise expressly indicated.

     AS A FUNDAMENTAL INVESTMENT MATTER, THE WATER FUND WILL NOT:2
                                         -------------------------

     1. Invest less than 85% of its assets (valued at time of investment) in securities of WATER COMPANIES. FOR THE PURPOSES OF THIS LIMITATION, "WATER
COMPANIES" MEANS COMPANIES WHOSE PRODUCTS AND/OR SERVICES ARE LIKELY, IN THE JUDGMENT OF THE ADVISER, TO CONTRIBUTE TO THE AVAILABILITY OR DISTRIBUTION OF CLEAN WATER AND THE PRESERVATION AND DEVELOPMENT OF WATER RESOURCES. THIS RESTRICTION SHALL NOT BE INTERPRETED TO LIMIT THE ABILITY OF THE FUND, UNDER EXTRAORDINARY MARKET CONDITIONS AND FOR DEFENSIVE PURPOSES, FROM HOLDING A SUBSTANTIAL PORTION OF ITS ASSETS IN CASH OR CASH EQUIVALENTS.

     2. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

     3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

     4. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lending its portfolio securities);

     5. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate;

     6. Issue senior securities EXCEPT AS PERMITTED UNDER THE 1940 ACT AND RULES THEREUNDER;

     7.   Invest in commodities, or invest in futures or options on commodities;
or

     8. Invest more than 25% of its assets in the securities of companies in one industry EXCEPT TO THE EXTENT THAT A GROUP OF COMPANIES MAY, IN THE FUTURE, BE RECOGNIZED AS CONSTITUTING A SEPARATE INDUSTRY CLASSIFICATION RELATING TO CLEAN WATER RESOURCES; IN SUCH CASE, THE FUND WILL CONCENTRATE IN SUCH INDUSTRY.3

     AS A MATTER OF NON-FUNDAMENTAL INVESTMENT POLICY, THE WATER FUND WILL NOT:4

*    1.   Acquire  securities  of any one issuer that at the time of  investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

*    2.   Make margin purchases or short sales of securities;

*    3.   Invest in companies  for the purpose of  management or the exercise of control;

--------
2 UNDERSCORED LANGUAGE indicates a new fundamental restriction or language proposed to be added to clarify or modify an existing fundamental restriction. Each such change will be voted on separately at the Meeting.
3 As described in the prospectus, The Water Fund is classified as "non-diversified" under the federal securities laws. This means that The Water Fund has the ability to invest a relatively high percentage of its investments in the securities of a small number of companies. Investing in this manner makes The Water Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be. Also, a change in the value of a single company will have a more pronounced effect on The Water Fund than such a change would have on a more diversified fund. Many, if not most, of the companies in which The Water Fund invests count water-related businesses as only one of many business lines. Accordingly, the companies in which The Water Fund invests are not expected to be uniformly characterized as falling within any particular market sector or industry. For example, utilities that produce hydro-electric power would be categorized as "utilities", while a company that bottles spring water may be classified as part of the food or beverage industry. Accordingly, it is not anticipated that The Water Fund will concentrate its investments in any single industry. However, in the event that a group of companies may, in the future, be recognized as constituting a separate industry classification relating to water resources, The Water Fund will concentrate in such industry.
4 UNDERSCORED LANGUAGE indicates new language designed clarify the scope of an existing restriction; language shown in "strikethrough" text reflects the language  to be  deleted.  An  asterisk  denotes  those  restrictions  that  are currently designated as fundamental policies of the Fund and are to be redesignated as non-fundamental. Each such redesignation, change or clarification, will be vote on separately at the Meeting unless otherwise expressly indicated.

*    4.   Acquire or retain  any  security  issued by a  company,  an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser;

*    5.   Invest  in  oil,  gas or  other  mineral  exploration  or  development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

*    6.   Purchase warrants on securities;

     7.   Invest more than 25% of its assets  (valued at time of  investment) in
securities  of  issuers  with  less  than  three  years'  operation   (including
predecessors);

     8. Invest more than 15% of its net assets in securities that are not readily marketable;

     9. Acquire securities of other investment companies EXCEPT AS PERMITTED BY THE 1940 ACT AND RULES THEREUNDER;

     10. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost; or

     11. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits on options or futures contracts.

Proposal No. 5: Proposal Relating to the Investment Policies of The Education
--------------- -------------------------------------------------------------
                Fund.
                -----

The investment objective of The Education Fund is long term growth of capital. Under normal circumstances, at least 85% of the assets of The Education Fund will be invested in equity securities and securities convertible into equity securities issued by "Education Companies." For the purposes of this limitation, "Education Companies" means companies whose products and/or services relate directly to the provision of educational services or may, in the judgment of the Adviser, be useful in providing educational services.

The Education Fund may invest in large capitalization companies (i.e. companies with market capitalizations in excess of $10 billion), mid-cap issuers (i.e. companies with capitalizations of between $2 and $10 billion) and/or small cap issues (i.e. companies with market capitalizations of less than $2 billion). The Education Fund may invest in companies located within or outside the United States, but does not currently invest in emerging market nations. However, not more than 25% of The Education Fund's total assets may be invested in securities that are traded exclusively on foreign exchanges.

"Education Companies" currently include:

     o early childhood education companies, including for-profit child care providers;
     o    book publishers and book sellers;
     o    educational software companies;
     o    school supply companies;
     o    post-secondary for-profit education providers;
     o    trade school providers;
     o    broadcasters who deliver educational content;
     o    educational licensing and certification providers;
     o    private operators of public or charter K-12 schools;
     o companies that provide or facilitate online education or corporate training.

At the Meeting, the shareholders of The Education Fund will be asked to adopt the following policies investment restrictions for the Fund. Those restrictions that are designated as "fundamental" will be subject to change only with the approval of the Fund's shareholders; those designated as "non-fundamental" may be changed by the Board and do not require the approval of the Fund's shareholders. If approved, these restrictions will replace those currently in effect. Note that in the text below, underscored language indicates new language designed clarify the scope of an existing restriction; language shown in "strikethrough" text reflects the language to be deleted. An asterisk denotes those restrictions that are currently designated as fundamental policies of the Fund and are to be redesignated as non-fundamental. Also note that each such redesignation, change or clarification, will be vote on separately at the Meeting, unless otherwise expressly indicated.

     AS A FUNDAMENTAL INVESTMENT MATTER, THE EDUCATION FUND WILL NOT:5
                                         -----------------------------

     1. Invest less than 85% of its total assets (valued at time of investment) in securities of "Education Companies". FOR THE PURPOSES OF THIS LIMITATION, "EDUCATION COMPANIES" MEANS COMPANIES WHOSE PRODUCTS AND/OR SERVICES RELATE DIRECTLY TO THE PROVISION OF EDUCATIONAL SERVICES OR MAY, IN THE JUDGMENT OF THE ADVISER, BE USEFUL IN PROVIDING EDUCATIONAL SERVICES. THIS RESTRICTION SHALL NOT BE INTERPRETED TO LIMIT THE ABILITY OF THE FUND, UNDER EXTRAORDINARY MARKET CONDITIONS AND FOR DEFENSIVE PURPOSES, FROM HOLDING A SUBSTANTIAL PORTION OF ITS ASSETS IN CASH OR CASH EQUIVALENTS.

     2. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

     3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

     4. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lending its portfolio securities);

     5. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate;

     6. Issue senior securities EXCEPT AS PERMITTED UNDER THE 1940 ACT AND RULES THEREUNDER;

     7.   Invest in commodities, or invest in futures or options on commodities;
or

     8. Invest more than 25% of its assets in the securities of companies in one industry EXCEPT TO THE EXTENT THAT A GROUP OF EDUCATION COMPANIES MAY, IN THE FUTURE, BE RECOGNIZED AS CONSTITUTING A SEPARATE INDUSTRY CLASSIFICATION; IN SUCH CASE, THE EDUCATION FUND WILL CONCENTRATE IN SUCH INDUSTRY.6

AS A MATTER OF NON-FUNDAMENTAL INVESTMENT POLICY, THE EDUCATION FUND WILL NOT:7

*    1.   Acquire  securities  of any one issuer that at the time of  investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

*    2.   Make margin purchases or short sales of securities;

*    3.   Invest in companies  for the purpose of  management or the exercise of control;

--------
5 Note that in the text below, UNDERSCORED LANGUAGE indicates new language designed clarify the scope of an existing restriction; language shown in "strikethrough" text reflects the language to be deleted. An ASTERISK denotes those restrictions that are currently designated as fundamental policies of the Fund and are to be redesignated as non-fundamental. Also note that each such redesignation, change or clarification, will be vote on separately at the Meeting, unless otherwise expressly indicated.
6 As described in the prospectus, The Education Fund is classified as "non-diversified" under the federal securities laws. This means that The Education Fund has the ability to invest a relatively high percentage of its investments in the securities of a small number of companies. Investing in this manner makes The Education Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be. Also, a change in the value of a single company will have a more pronounced effect on The Education Fund than such a change would have on a more diversified fund. Many, if not most, of the companies in which The Education Fund invests count education-related businesses as only one of several business lines. Accordingly, the companies in which The Education Fund invests are not expected to be uniformly characterized as falling within any particular market sector or industry. For example, companies that produce educational software would be categorized as part of the "software" industry, while a textbook publisher will likely be characterized as part of the "publishing" industry. Accordingly, it is not anticipated that The Education Fund will concentrate its investments in any single industry. However, in the event that a group of Education Companies may, in the future, be recognized as constituting a separate industry classification, The Education Fund will concentrate in such industry.
7 UNDERSCORED LANGUAGE indicates proposed new language designed to clarify the scope of an existing restriction. An ASTERISK denotes those restrictions that are currently designated as fundamental policies of the Fund and are to be redesignated as non-fundamental. Each such redesignation will be vote on separately at the Meeting.

*    4.   Acquire or retain  any  security  issued by a  company,  an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser;

*    5.   Invest  in  oil,  gas or  other  mineral  exploration  or  development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

*    6.   Purchase warrants on securities;

     7.   Invest more than 25% of its assets  (valued at time of  investment) in
securities  of  issuers  with  less  than  three  years'  operation   (including
predecessors);

     8. Invest more than 15% of its net assets in securities that are not readily marketable;

     9. Acquire securities of other investment companies EXCEPT AS PERMITTED BY THE 1940 ACT AND RULES THEREUNDER;

     10. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost; or

     11. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits on options or futures contracts.

Proposal No. 6: Engagement of Independent Auditor (All Funds)
--------------- ---------------------------------------------

For The Water Fund's fiscal year ending December 31, 2001 and The Education Fund's fiscal year ending November 30, 2001, McCurdy & Associates, the Funds' independent auditor examined the financial statements for the Funds and provided no other services to the Company or the Funds. In accordance with Independence Standards Board Standard No. 1, McCurdy & Associates confirmed to the Company that it is an independent accountant with respect to the Company and the Funds. Representatives of McCurdy & Associates participated by telephone at the February 21, 2002 meeting to discuss the results of their audit and to respond to Directors' questions. The fees paid to McCurdy & Associates are described below. At their Board meeting on February 21, 2002, the Board approved the engagement of McCurdy & Associates as the Company's auditor for the current fiscal year. For The Water Fund's fiscal year ending December 31, 2001 and The Education Fund's fiscal year ending November 30, 2001, the fees for professional services rendered for the audit of the Company's annual financial statements was $10,970.00 per Fund.

Other Matters
-------------

QUORUM; VOTE REQUIRED TO APPROVE PROPOSALS; OTHER INFORMATION. The presence of the holders of at least 50% of the Record Date Shares of the Company, or the Fund, as the case may be, shall constitute a quorum for the purpose of conducting the business at the Meeting with respect to the Company or Fund. Approval of Proposals Nos. 1 and 6 requires the approval of the holders of a "majority of the outstanding voting securities" of the Company as a whole. Approval of the remaining Proposals requires the approval of the holders of a "majority of the outstanding voting securities" of the relevant Fund. Under the 1940 Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Fund's outstanding voting securities. Persons and groups known by management to own beneficially 5% or more of the Record Date Shares of each of the Funds are listed in this Information Statement under the heading "Other Matters."

HOLDERS OF 5% OF SHARES ON RECORD DATE. Information on shareholders owning beneficially 5% or more of the shares of the Funds on the Record Date is set forth in the table below. Except as noted below, as of Record Date, the officers and directors of the Company as a group beneficially owned less than 1% of the outstanding shares of the Funds. To the knowledge of management, there are no voting agreements in effect relating to shares of The Water Fund and The Education Fund.

                                     Percentage of Water Fund     Percentage of Education
Name & Address Of Shareholder            Total Net Assets          Fund Total Net Assets
-----------------------------            ----------------          ---------------------

Turtle & Co. FBO Client Accounts*             97.53%                     99.08%

     ---------------
     * Mr. Earl Douple, a director of the Company, serves as a co-trustee of a revocable trust ("Controlling Trust") that is a beneficial owner of shares of the both The Water Fund and The Education Fund and, in this capacity, may be deemed to have or share the power to vote or dispose of more than 5% of the shares of such Funds. Mr. Douple disclaims any beneficial interest in shares of The Water Fund and The Education Fund other than those owned directly by him or his immediate family. Andrea Currier is a co-trustee of the Controlling Trust and a beneficiary thereof and thus may be deemed to be a controlling person of the Company.

As a result of the holdings noted in the foregoing table, the co-trustees of the Controlling Trust may be deemed to be "controlling persons" of the Company. In addition, shares of Avalon Trust Company are held beneficially by Ms. Currier or in trusts for which Mr. Douple serves as co-trustee. Future growth of assets of the Company can be expected to increase the total amount of fees payable to Avalon Trust Company for its services to the Company pursuant to various contracts with the Company, as described elsewhere in this Information Statement and in the prospectus relating to each of the Funds.

                                   APPENDIX A

 Note that in the text below, underscored language indicates new language designed clarify the scope of an existing restriction; language shown in "strikethrough" text reflects the language to be deleted.

                                    PROPOSED
                          INVESTMENT ADVISORY AGREEMENT
                                 ATC FUNDS, INC.

     Agreement, made and entered into as of _____________, by and between ATC Funds, Inc., a Maryland corporation (the "Fund"), and Avalon Trust Company, a New Mexico state chartered trust company ("Adviser")

     WHEREAS, the Fund is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"), and authorized to issue shares representing interests in an indefinite number of series (each a "Portfolio"); and

     WHEREAS, Adviser is authorized to act as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management and the provision of certain other administrative and recordkeeping services in connection therewith; and

     WHEREAS, the Fund desires to retain Adviser to render certain investment management services to the Portfolios set forth in Exhibit A attached to this Agreement, as such Exhibit A may be amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Adviser wishes to accept such engagement;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   OBLIGATIONS OF INVESTMENT ADVISER

(a) SERVICES. Adviser agrees to perform the following services (the "Services") for the Fund:

     (1)  manage the investment and reinvestment of each Portfolio's assets;

     (2) continuously review, supervise, and administer the investment program of the Portfolio(s);

     (3) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions);

     (4) provide the Fund with records concerning Adviser's activities which the Fund is required to maintain; and

     (5) render regular reports to the Fund's officers and directors concerning Adviser's discharge of the foregoing responsibilities.

     Adviser shall discharge the foregoing responsibilities subject to the general supervision and control of the officers and the directors of the Fund and in compliance with such policies as the directors may from time to time establish, and in compliance with the objectives, policies, and limitations of the Portfolio(s) set forth in the Fund's prospectus and statement of additional information, as amended from time to time, and with all applicable laws and regulations. All Services to be furnished by Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of Adviser or through such other parties as Adviser may determine from time to time.

     Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Board of Directors of the Fund to perform the Services on the terms and for the compensation provided herein. Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected.

     Except to the extent expressly assumed by Adviser herein and except to the extent required by law to be paid by Adviser, the Fund shall pay all costs and expenses in connection with its operation and organization.

     (b) BOOKS AND RECORDS. All books and records prepared and maintained by Adviser for the Fund under this Agreement shall be the property of the Fund and, upon request therefore, Adviser shall surrender to the Fund such of the books and records so requested.

2. PORTFOLIO TRANSACTIONS. Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio(s) and is directed to use its best efforts to obtain the best net results as described in the Fund's prospectus from time to time. Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Portfolio(s) with research, analysis, advice and similar services, and Adviser may pay to these brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, provided that Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Portfolio over the long-term. Adviser will promptly communicate to the officers and the directors of the Fund such information relating to portfolio transactions as they may reasonably request.

3. COMPENSATION OF ADVISER. The Fund will pay to Adviser on the last day of each month a fee at an annual rate equal to the percentage of the daily average net asset value of each Portfolio subject to this Agreement as set forth on Exhibit B to this Agreement, as such Exhibit B may be amended from time to time by agreement of the parties, such fees to be computed daily based upon the net asset value of the Portfolio(s) as determined by a valuation made in accordance with the each Portfolio's procedures for calculating Portfolio net asset value as described in the Portfolio's Prospectus and/or Statement of Additional Information.

4. STATUS OF INVESTMENT ADVISER. The services of Adviser to the Fund are not to be deemed exclusive, and Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5. PERMISSIBLE INTERESTS. Directors, agents, and stockholders of the Fund are or may be interested in Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise, and directors, partners, officers, agents, and stockholders of Adviser are or may be interested in the Fund as directors, stockholders or otherwise; and Adviser (or any successor) is or may be interested in the Fund as a stockholder or otherwise.

6. LIABILITY OF INVESTMENT ADVISER. Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith. Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund or Portfolio(s) in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

7. TERM. This Agreement shall remain in effect FOR TWO YEARS FROM THE DATE FIRST WRITTEN ABOVE, and from year to year thereafter provided such continuance is approved at least annually by (1) the vote of a majority of the Board of Directors of the Fund or (2) a vote of a "majority" (as that term is defined in the Investment Company Act of 1940) of the Fund's outstanding securities, provided that in either event the continuance is also approved by the vote of a majority of the directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at meeting called for the purpose of voting on such approval; provided, however, that;

     (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Adviser;
     (b) the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and
     (c) Adviser may terminate this Agreement without payment of penalty on 60 days written notice to the Fund; and
     (d) the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8. NOTICES. Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Fund:                         If to the Adviser:
---------------                         ------------------

ATC Funds, Inc.                         Avalon Trust Company
125 Lincoln Avenue, Suite 100           125 Lincoln Avenue, Suite 100
Santa Fe, New Mexico  87501-2052        Santa Fe, New Mexico  87501-2052
Roger Decort                            Owen Quattlebaum
President                               Senior Vice President

9. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

ATC FUNDS, INC.                         AVALON TRUST COMPANY


-------------------------------         ------------------------------
By: Roger Decort                        By: Owen Quattlebaum
President                               Senior Vice President

ATTEST:                                 ATTEST:


-------------------------------         ------------------------------
By:  ___________________________        ______________________________
Its:  Secretary                         Its:  Secretary
[Corporate Seal]                        [Corporate Seal]

                                    EXHIBIT A

                              PORTFOLIOS SUBJECT TO
                          INVESTMENT ADVISORY AGREEMENT
                           BETWEEN ATC FUNDS, INC. AND
                              AVALON TRUST COMPANY

                               THE EDUCATION FUND
                                 THE WATER FUND

                                    EXHIBIT B

                              PRICING SCHEDULE FOR
                              PORTFOLIOS SUBJECT TO
                          INVESTMENT ADVISORY AGREEMENT
                           BETWEEN ATC FUNDS, INC. AND
                              AVALON TRUST COMPANY

               NAME OF PORTFOLIO                       ANNUAL FEE

               THE EDUCATION FUND                        1.00%

               THE WATER FUND                            1.00%

                                   APPENDIX B

    Note that in the text below, underscored language indicates new language designed clarify the scope of an existing restriction; language shown in "strikethrough" text reflects the language to be deleted.

                               AVALON FUNDS, INC.
                             DISTRIBUTION AGREEMENT

     DISTRIBUTION AGREEMENT, dated as of December 1, 2000, between Avalon Funds, Inc., a Maryland corporation (the "Fund"), Avalon Trust Company, a regulated trust company operating under the laws of the state of New Mexico ("Avalon"), and Unified Financial Securities, Inc., an Indiana corporation (the "Distributor").

                                   WITNESSETH:

     WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund has entered into an Operating Services Agreement with Avalon wherein Avalon is responsible for providing, among others, underwriting services to the Fund; and

     WHEREAS, Avalon wishes to retain to retain the Distributor as the principal underwriter of the Fund's shares of beneficial interest (the "Shares"), and the Fund consents to the appointment of Distributor to provide such services; and

     WHEREAS, the Distributor is willing to render such services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

     Section 1. DELIVERY OF DOCUMENTS. The Fund has delivered to the Distributor copies of the following documents and will deliver to the Distributor all future amendments and supplements thereto, if any:

     (a) The Fund's Articles of Incorporation and all amendments thereto (as currently in effect and as from time to time amended, hereinafter referred to as the "Articles");

     (b) The Fund's By-Laws (as currently in effect and as from time to time amended, hereinafter referred to as the "By-Laws");

     (c) Resolutions of the Board of Directors authorizing the execution and delivery of this Agreement;

     (d) The Fund's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act on Form N-1A most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent amendments or supplements thereto (the "Registration Statement");

     (e) The Fund's Notification of Registration under the 1940 Act on Form N-8A as filed with the Commission; and

     (f) The Fund's current Prospectus and Statement of Additional Information (as currently in effect and as from time to time amended and supplemented, hereinafter collectively referred to as the "Prospectus").

SECTION 2. Distribution.
------------------------

2.1 APPOINTMENT OF DISTRIBUTOR. Avalon, with the Fund's express consent, hereby appoints the Distributor as principal underwriter of the Shares of each portfolio of the Fund that is set forth on Exhibit A to this Agreement (each a "Portfolio") and the Distributor hereby accepts such appointment and agrees to render the services and duties set forth in this Agreement.

2.2  SERVICES AND DUTIES.

     (a) The Fund agrees to sell through the Distributor, as agent, from time to time during the term of this Agreement, Shares of each Portfolio upon the terms and at the current offering prices as described in the Prospectus. The Distributor will act only in its own behalf as principal in making agreements with selected dealers or others for the sale and redemption of Shares, and shall sell Shares only at the offering prices as set forth in the Prospectus. The Distributor shall devote its best efforts to effect the sale of shares, but shall not be obligated to sell any certain number of Shares.

     (b) In all matters relating to the sale and redemption of Shares, the Distributor and its designated agent(s) will act in conformity with the Fund's Articles, By-laws and Prospectus and with the instructions and directions of the Board of Directors and will conform and comply with the requirements of the Securities Exchange Act of 1934, as amended, the 1933 Act, the 1940 Act, the regulations of the National Association of Securities Dealers, Inc. and all other applicable federal or state laws or regulations. In connection with the sale of Shares, the Distributor acknowledges and agrees that it is not authorized to provide any information or make any representation other than as contained in the Fund's Registration Statement or Prospectus and any sales literature approved by the Fund.

     (c) The Fund will not bear any costs and expenses incurred with respect to distribution of shares except to the extent the Fund is permitted to do so by applicable law. It is understood that Avalon will bear the costs and expenses incurred for (i) printing and mailing to prospective investors copies of the Prospectus (including supplements thereto) and annual and interim reports of the Fund which are used in connection with the offering of Fund's Shares; (ii) preparing, printing and mailing any other literature used by the Distributor in connection with the sale of the Shares and (iii) reimbursement for NASD advertising compliance expenses advanced by the Distributor.

     (d) All Fund Shares offered for sale by the Distributor shall be offered for sale to the public at a price per Share (the "offering price") equal to their net asset value (determined in the manner set forth in the Fund's then-current Prospectus).

2.3  SALES AND REDEMPTIONS.

     (a) The Fund shall pay all costs and expenses in connection with the registration of the Shares under the 1933 Act, and all expenses in connection with maintaining facilities for the issue and transfer of the Shares and for supplying information, prices and other data to be furnished by the Fund hereunder, and all expenses in connection with preparing, printing and distributing any Prospectus, except as set forth in Section 2.2(c) hereof.

     (b) The Fund shall execute all documents, furnish all information and otherwise take all actions which may be reasonably necessary in the discretion of the Fund's officers in connection with the qualification of the Shares for sale in such states as the Distributor may designate to the Fund and the Fund may approve, and Avalon shall pay all fees which may be incurred in connection with such qualification. The Distributor shall pay all expenses connected with its qualification as a dealer under state or federal laws. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid as provided in any plan which may be adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act.

     (c) The Fund shall have the right to suspend the sale of Shares at any time in response to conditions in the securities markets or otherwise, and to suspend the redemption of Shares at any time permitted by the 1940 Act or the rules of the Commission

     (d)  The Fund reserves the right to reject any order for Shares.

     (e) No Shares shall be offered by either the Fund or the Distributor under any provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Fund if and so long as the effectiveness of the Registration Statement shall be suspended under any of the provisions of the 1933 Act, or if and so long as a Prospectus as required by
Section 10 of the 1933 Act is not on file with the Commission; provided, however, that nothing contained in this subsection shall in any way restrict or have any application to or bearing upon the Fund's obligation to repurchase any Shares from any shareholder in accordance with the provisions of the Prospectus.

2.4 FEES AND EXPENSES. For performing its services under this Agreement, Distributor will receive from Avalon a minimum fee of $15,000 per year to be paid on a monthly basis. Avalon shall promptly reimburse Distributor for any expenses which are to be paid by the Fund in accordance with the following paragraph.

     In the performance of its obligations under this Agreement, all other costs in connection with the offering of the Shares will be paid by Avalon. These costs include, but are not limited to, licensing fees, filing fees, sales literature and website review fees (@ $75.00 per hour), travel and such other expenses as may be incurred by Distributor on behalf of the Fund.

SECTION 3. Limitation of Liability.
-----------------------------------

     (a) The Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Distributor's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee or agent of the Distributor, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund, or acting on any business of the Fund (other than services or business in connection with the Distributor's duties as distributor hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, director, partner, employee or agent of, or one under the control or direction of, the Distributor even though paid by the Distributor.

     (b) In the performance of its duties hereunder, the Distributor shall be obligated to exercise due care and diligence, and to act in good faith in performing the services provided for under this Agreement. In performing its services hereunder, the Distributor shall be entitled to rely on any oral or written instructions, notices or other communications from the Fund and its custodian, officers and Directors, investors, agents and other service providers which the Distributor reasonably believes to be genuine, valid and authorized. The Distributor shall also be entitled to consult with and rely on the advice and opinions of outside legal counsel retained by the Fund, as necessary or appropriate.

     (c) THE FUND. The term "Avalon Funds, Inc." means and refers to the Directors from time to time serving under the current Amended and Restated Articles of Incorporation of the Fund, as the same may subsequently thereto have been, or subsequently hereto be amended. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund, personally, but bind only the assets and property of the Fund, as provided in the Amended and Restated Articles of Incorporation of the Fund. The execution and delivery of this Agreement have been authorized by the Directors of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Fund as provided in its Master Fund Agreement.

SECTION 4. Indemnification.
---------- ----------------

4.1. FUND REPRESENTATIONS. The Fund represents and warrants to the Distributor that at all times the Registration Statement and Prospectus will in all material respects conform to the applicable requirements of the 1933 Act and the rules and regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made herein with respect to any statements in the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Fund by, or on behalf of' and with respect to, the Distributor specifically for use in the Registration Statement or Prospectus.

4.2. DISTRIBUTOR'S REPRESENTATIONS. The Distributor represents and warrants to the Fund that it is duly organized and validly existing as an Indiana corporation and is and at all times will remain duly authorized and licensed to carry out its services as contemplated herein.

4.3. FUND INDEMNIFICATION. The Fund will indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or in any application or other document executed by or on behalf of the Fund, or arise out of, or are based upon, information furnished by or on behalf of the Fund filed in any state in order to qualify the Shares under the securities or blue sky laws thereof ("Blue Sky Application"), or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of
Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; PROVIDED, HOWEVER, that the Fund shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectus, any Blue Sky Application or any application or other document executed by or on behalf of the Fund in reliance upon and in conformity with written information furnished to the Fund by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein.

     The Fund shall not indemnify any person pursuant to this Section 4.3 unless the court or other body before which the proceeding was brought has rendered a final decision on the merits that such person was not liable by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or his reckless disregard of obligations and duties, under this Agreement ("disabling conduct") or, in the absence of such a decision, a reasonable determination (based upon a review of the facts) that such person was not liable by reason of disabling conduct has been made by the vote of a majority of Directors who are neither "interested persons" of the Fund (as defined in the 1940 Act) nor parties to the proceeding, or by an independent legal counsel in a written opinion.

     The Fund shall advance attorneys' fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 4.3, so long as such person shall: (i) undertake to repay all such advances unless it is ultimately determined that he is entitled to indemnification hereunder; and (ii) provide security for such undertaking, or the Fund shall be insured against losses arising by reason of any lawful advances, or a majority of a quorum of disinterested non-party Directors of the Fund (or an independent legal counsel in a written opinion) shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such person ultimately will be found entitled to indemnification hereunder.

4.4. DISTRIBUTOR'S INDEMNIFICATION. The Distributor will indemnify, defend and hold harmless the Fund, the Fund's several officers and Directors and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of, or are based upon, any breach of its representations and warranties in Section 4.2 hereof, or which arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Blue Sky Application or any application or other document executed by or on behalf of the Fund, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Fund or any of its several officers and Directors by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Fund, the Fund's several officers and Directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.

4.5. GENERAL INDEMNITY PROVISIONS. No indemnifying party shall be liable under its indemnity agreement contained in Section 4.3 or 4.4 hereof with respect to any claim made against such indemnifying party unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve it from any liability which it may otherwise have to the indemnified party. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.

SECTION 5. DURATION AND TERMINATION. The term of this Agreement shall begin on the date of this Agreement for each Portfolio that has executed an Exhibit hereto on the date of this Agreement and shall continue in effect with respect to each such Portfolio (and any subsequent Portfolios added pursuant to an Exhibit executed during the initial term of this Agreement) for two years thereafter, and shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio or by vote of the Fund's Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Portfolio is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Portfolio upon execution of the applicable Exhibit and shall continue in effect until the next annual continuance of this Agreement and from year to year thereafter, subject to approval as described above. This Agreement may be terminated by the Fund with respect to any
Portfolio  at any time,  without  the  payment of any  penalty,  by the Board of
Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

SECTION 6. MISCELLANEOUS.

6.1. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

6.2. CONSTRUCTION. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 5 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

6.3. NOTICES. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund or Avalon shall be sufficiently given if addressed to the Fund or Avalon, as appropriate, and mailed or delivered to it at its principal office set forth in the Registration Statement, or at such other place as the Fund or Avalon may from time to time designate in writing. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Distributor shall be sufficiently given if addressed to the Distributor and mailed or delivered to it at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, Attention: President, or at such other place as the Distributor may from time to time designate in writing.

6.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

          IN WITNESS WHEREOF, the parties hereto have caused this Exhibit to be executed by their officers designated below as of the date and year first above written.

AVALON FUNDS, INC.                      AVALON TRUST COMPANY

By:  __________________________         By:  __________________________

Title: ________________________         Title: ________________________

Date: _________________________         Date: _________________________

                                        UNIFIED FINANCIAL SECURITIES, INC.

                                        By  __________________________

                                        Title ________________________

                                        Date: _________________________

                                        By  __________________________

                                        Title ________________________

                                        Date: _________________________

                                    EXHIBIT A
                                       to
                             Distribution Agreement

                               List of Portfolios
                               ------------------

                               The Education Fund

                                 The Water Fund

                                   APPENDIX C

    Note that in the text below, underscored language indicates new language designed clarify the scope of an existing restriction; language shown in
            "strikethrough" text reflects the language to be deleted.

                              PLAN OF DISTRIBUTION
                             PURSUANT TO RULE 12B-1

WHEREAS, Avalon Funds, Inc. a Maryland corporation (the "Company"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the"1940 Act"); and

WHEREAS, the Company is authorized to issue an unlimited number of shares of beneficial interest (the "Shares"), in separate series representing the interests in separate funds of securities and other assets (the "Portfolios"); and

WHEREAS, the Company IS FURTHER AUTHORIZED TO DIVIDE each series of the Company into various Classes of Shares, each representing an undivided proportionate interest in the assets of each Portfolio and differing in sales charges and ongoing fees and expenses and

WHEREAS, the Company currently offers the following Portfolios (each a "Fund" and together the "Funds"), each of which is subject to this Plan:

     The Education Fund
     The Water Fund
     --------------

; and

WHEREAS, each Fund AS OF THE DATE HEREOF HAS ISSUED ONLY ONE CLASS OF SHARES ("CLASS ___ SHARES"), SHARES OF WHICH ARE SOLD SUBJECT TO A FRONT END SALES CHARGE; and

WHEREAS, the Directors of the Company as a whole, and the Directors who are not interested persons of the Company, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") or in any agreement relating hereto (the "Non-Interested Directors"), having determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the Plan will benefit the Company and the shareholders of No-Load Class Shares of the each Fund listed above have approved the Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Company hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, for each Fund listed above, on the following terms and conditions:

1. DISTRIBUTION AND SERVICING ACTIVITIES. Subject to the supervision of the Directors of the Company, the Company may, directly or indirectly, engage in any activities primarily intended to result in the sale of No-Load Class Shares of each Fund, which activities may include, but are not limited to, the following:

     (a) payments to the Company's investment adviser and to securities dealers and others in respect of the sale of No-Load Class Shares of the Fund(s);

     (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Company has entered into agreements related to this Plan) who engage in or support distribution of No-Load Class Shares of the Fund(s) or who render shareholder support services not otherwise provided by the Company's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Company, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in each series of the Company, and providing such other shareholder services as the Company may reasonably request;
     (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;
     (d)  preparation, printing and distribution of sales literature;
     (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Company for recipients other than existing shareholders of the Company; and
     (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Company may, from time to time, deem advisable.

     The Company is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of No-Load Class Shares of the Fund(s), either directly or through other persons with which the Company has entered into agreements related to this Plan.

2. MAXIMUM EXPENDITURES. During the period in which this Plan is effective, the Company shall pay to each Fund's investment adviser, a monthly fee for distribution and/or shareholder servicing activities in an amount calculated at the rate of 0.25% per annum of the average daily net asset value of each Fund PROVIDED THAT, IN THE EVENT THAT ANY FUND ADOPTS A PLAN PURSUANT TO RULE 18F-3 UNDER THE 1940 ACT, THE BOARD MAY DETERMINE NOT TO ASSESS SUCH FEE TO ANY SUCH FUTURE CLASS OR THE EXISTING CLASS __ SHARES.).

     Notwithstanding the foregoing, the expenditures to be made by the Company pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Directors of the Company, and in no event may such expenditures paid by the Company as distribution fees exceed an amount calculated at the rate of 0.25% of the average annual net assets of the Class ___ Shares of each Fund. At the request of a Fund's investment adviser, such payments for distribution and/or shareholder servicing activities may be made directly by the Company to other persons with which the Company has entered into agreements related to this Plan.

3. TERM AND TERMINATION. (a) This Plan shall become effective as of the 1st day of December, 2000. Unless terminated as herein provided, this Plan shall continue in effect for one year from the date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both

     (i)  the Directors of the Company and
     (ii) (ii) the Non-Interested Directors, cast in person at a meeting called for the purpose of voting on such approval.

(b) This Plan may be terminated at any time with respect to any Fund by a vote of a majority of the Non-Interested Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Class __ Shares of the affected Fund, as such term is defined in the 1940 Act.

4. AMENDMENTS. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the "majority of the outstanding voting securities" of the Class __ Shares of the affected Fund, as such term is defined in the 1940 Act, with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

5. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of Non-Interested Directors of the Company to fill vacancies within the Board of Directors shall be committed to the discretion of the existing Non-Interested Directors.

6. QUARTERLY REPORTS. The Treasurer of the Company shall provide to the Directors of the Company, and the Directors shall review quarterly, a written report of the amounts expended pursuant to this Plan and any related agreements and the purposes for which such expenditures were made.

7. RECORD KEEPING. The Company shall preserve copies of this Plan and any related agreements and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreements or such reports for the first two years will be maintained in an easily accessible place.

8. LIMITATION OF LIABILITY. Any obligations of the Company hereunder shall not be binding upon any of the Directors, officers or shareholders of the Company personally, but shall bind only the assets and property of the Company. The term "Company" means and refers to the Directors from time to time serving under the Amended and Restated Articles of Incorporation of the Company, a copy of which is on file with the Secretary of the State of Maryland. The execution of this Plan has been authorized by the Directors, and this Plan has been signed on behalf of the Company by an authorized officer of the Company, acting as such and not individually, and neither such authorization by such Directors nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Company as provided in the Amended and Restated Articles of Incorporation of the Company.

IN WITNESS THEREOF, the Directors of the Company, including a majority of the Non-Interested Directors, have adopted this Plan at a meeting held on December 1, 2000, and have further directed that the Plan be made effective as of the date first written above.

AVALON FUNDS, INC.